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Federated Adjustable Rate Securities Fund


Institutional Shares
Institutional Service Shares
Supplement to Prospectuses dated October 31, 2003

Under "Who Manages the Fund?" please delete Robert E. Cauley and replace with the following:


      "Donald T. Ellenberger
       Donald T. Ellenberger has been the Fund's Portfolio Manager since November 2003. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University."


                                          December 12, 2003


Cusip  314082108
       314082207


29651 (12/03)